SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24 , 2006

OPINION RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22554 (Commission File Number)	22-3118960 (I.R.S. Employer Identification No.)

600 College Road East, Suite 4100, Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)
Registrant’s telephone number, including area code: (609) 452-5400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     Fifth Modification to Business Loan and Security Agreement and Other Loan Documents
     On May 24, 2006, Opinion Research Corporation (“the Company”) and certain of its affiliates, Macro International Inc. (“Macro”), Social and Health Services, Ltd., ORC Holdings, Ltd. and O.R.C. International Ltd. (together with the Company, the “Borrowers”), entered into a Fifth Modification to the Business Loan and Security Agreement and Other Loan Documents (the “Modification”) with Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank (“Citizens Bank”), and First Horizon Bank, a division of First Tennessee Bank National Association (together with Citizens Bank, the “Lenders”). The Modification amended the Business Loan and Security Agreement dated as of May 4, 2004, as modified and amended (the “Loan Agreement”), pursuant to which the Borrowers previously obtained a senior secured credit facility consisting of a revolving line of credit in the maximum aggregate principal amount of $35,000,000 (the “Senior Revolving Facility”) and a term loan in the principal amount of $15,000,000 (the “Term Loan,” and together with the Senior Revolving Facility, the “Senior Facility”) to extend the term of the Senior Revolving Facility from May 3, 2007 to April 30, 2009 and to modify certain financial covenants of the Borrowers contained in the Loan Agreement
     The Senior Facility is currently evidenced by (i) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Citizens Revolving Note”), made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the maximum principal amount of $20,000,000 (ii) a certain Revolving Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “First Horizon Revolving Note”), made by the Borrowers and payable to the order of First Horizon in the maximum principal amount of $15,000,000, (iii) a certain Swing Line Promissory Note dated May 4, 2004 (together with all extensions, renewals, modifications, amendments, replacements and substitutions thereof or therefor, the “Swing Line Note” and together with the Citizens Revolving Note and the First Horizon Revolving Note, the “Revolving Notes”) made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as the Swing Line Lender), in the maximum principal amount of $5,000,000, and (iv) a certain Amended, Restated and Consolidated Term Promissory Note dated November 30, 2005, made by the Borrowers and payable to the order of Citizens Bank (acting in its capacity as a Lender) in the original principal amount of $15,000,000.
     In connection with the Modification, the Borrowers executed certain Allonges and Modifications for each of the Revolving Notes evidencing the extension of the maturity date of the Revolving Notes from May 3, 2007 to April 30, 2009.
     The Company paid Citizens Bank a $125,000 fee in connection with the closing of the Modification.
     Other than the relationships established by the Senior Facility and routine commercial banking service none of the Borrowers or their affiliates have any material relationships with the Lenders.
     A copy of the press release announcing the Modification is attached as Exhibit 99.1 hereto and incorporated by reference herein.
     Second Modification to Business Loan and Security Agreement and Other Loan Documents
     On May 24, 2006, the Company and the other Borrowers entered into a Second Amendment to Senior Subordinated Note Purchase Agreement (the “Second Amendment”) with The Royal Bank of Scotland plc (the “Subordinated Lender”). The Second Amendment amended the Senior Subordinated Note Purchase Agreement dated as of July 29, 2005, as amended, pursuant to which the Borrowers had previously obtained a subordinated credit facility consisting of a term loan in the maximum aggregate principal amount of $20,000,000 (the “Subordinated Facility”).
     Under the terms of the Second Amendment, the Subordinated Lender consented to the Borrowers’ entry into the Modification. In addition, certain financial covenants under the Subordinated Facility were amended.
     Other than the relationships established by the Subordinated Facility none of the Borrowers or their affiliates have any material relationships with the Subordinated Lender.
     Compensation of Frank J. Quirk
     As described under Item 5.03, below, effective June 1, 2006 Frank J. Quirk, currently President of the Company and Chief Executive Officer of the Company’s wholly-owned subsidiary, Macro, will relinquish those positions and continue on a part-time basis as Chairman of Macro and as a consultant for two years. His salary will be $90,000 per year.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     The sections entitled “Fifth Modification to Business Loan and Security Agreement and Other Loan Documents” and “Second Modification to Business Loan and Security Agreement and Other Loan Documents” in Item 1.01, above, are incorporated herein by reference.

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     Effective June 1, 2006 Frank J. Quirk, currently President of the Company and Chief Executive Officer of the Company’s wholly-owned subsidiary, Macro, will relinquish those positions and continue on a part-time basis as Chairman of Macro and as a consultant for two years.
     In addition, effective June 1, 2006, the Company’s Board of Directors appointed Gregory N. Mahnke as Chief Executive Officer of Macro succeeding Mr. Quirk.
     Dr. Mahnke joined the Company with the acquisition of Macro in 1999, where he has served in various capacities since 1988. Dr. Mahnke was promoted to the position of President of Macro in 2005. Dr. Mahnke received his Ph.D. from Indiana University in 1986.
     Dr. Mahnke’s employment agreement with the Company provides for an annual salary that is subject to annual increases during the term of the agreement, as determined by the Chief Executive Officer of the Company and approved by the Compensation Committee of the Board of Directors of the Company. In addition, Dr. Mahnke is eligible to receive incentive compensation in accordance with short-term and/or long-term incentive compensation programs established by the Company from time to time. Dr. Mahnke’s employment agreement further provides that if the Company terminates his employment without cause, he will be entitled to continue to receive his base compensation and medical and life insurance benefits until 11 months after the effective date of such termination. Dr. Mahnke’s employment agreement, attached as Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2006, is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPINION RESEARCH CORPORATION
Date: May 31, 2006	By:	/s/ Douglas L. Cox
		Name:	Douglas L. Cox
		Title:	Executive Vice President and Chief Financial Officer